CERTIFICATE OF MERGER
                                       of
                               TIME SHIFT TV, INC.
                                      into
                               IVT DELAWARE, INC.

                               ------------------


           (Under Section 251 of the Delaware General Corporation Law)

                                     ******

         Pursuant to the provisions of Section 251 of the General Corporation Law of the State of Delaware, the undersigned, being the President of IVT Delaware, Inc., a Delaware corporation hereby certified on this 26th day of July, 1999 that:

         FIRST: The name and state of incorporation of each of the constituent corporations are as follows: Time Shift TV, Inc., a corporation organized under the laws of Delaware, and IVT Delaware, Inc., a corporation organized under the laws of Delaware, (together the "Constituent Corporations").

         SECOND:  The  agreement  and  plan of  merger  was  approved,  adopted, certified, executed and acknowledged by the Board of Directors and the stockholders of each of the Constituent Corporations in accordance with Section 251 of the General Corporation Law of the State of Delaware.

         THIRD: The name of the surviving corporation is IVT Delaware, Inc., a Delaware corporation.

         FOURTH: At the effective time of the merger, the Certificate of Incorporation of IVT Delaware, Inc., as in effect immediately prior to such effective time shall be the Certificate of Incorporation of the surviving corporation.

         FIFTH: The executed agreement and plan of merger is on file at the principal place of business of the surviving corporation at 500 Sansome Street, Ste 503, San Francisco, California 94111. A copy of the agreement and plan of merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any Constituent Corporation.

         SIXTH: IVT Delaware, Inc., has authorized capital stock of one thousand (1,000) of common stock no par value shares.

         IN WITNESS WHEREOF, the undersigned has executed this certificate of merger and affirms that this certificate of merger is his act and deed and that the statements contained herein are true under the penalties of perjury.

                                       INSTANT VIDEO TECHNOLOGIES


                                       By:   /s/ Richard Lang
                                          --------------------------------------
                                          Richard Lang, President

                      RESOLUTIONS ADOPTED BY THE UNANIMOUS
                  WRITTEN CONSENT OF TUE BOARD OF DIRECTORS OF
                               TIME SHIFT TV, INC.

                                  July 26, 1999

         The undersigned, constituting all of the members of the Board of Directors of Time Shift TV, Inc., a Delaware corporation (this "Corporation"), and acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law, hereby adopt the following resolutions effective as of July 26, 1999:

                               APPROVAL OF MERGER
                               ------------------

                  WHEREAS, the Board of Directors of the Corporation has discussed a proposed Plan and Agreement of Merger of Time Shift TV, Inc. into IVT Delaware, Inc. which constitutes a plan of reorganization in the form of a statutory merger as described in section 368(a) of the Internal Revenue Code of 1986, a copy of which agreement is attached hereto as Exhibit A; and

                  WHEREAS, the Board of Directors deems it to be in the best interests of the corporation and its shareholders that such Agreement of Merger be approved and that the Corporation merge with and into IVT Delaware, Inc.; be it

                  RESOLVED, that the terms and conditions of the proposed Agreement of Merger between the Corporation and IVT Delaware, Inc. and its parent, Instant Video Technologies, Inc., are approved in substantially the form attached hereto as Exhibit A with such nonmaterial changes thereto as the officers of this Corporation deem necessary and appropriate to accomplish the proposed merger.

                  RESOLVED FURTHER, that the President and Secretary of the Corporation are directed to execute and acknowledge said Agreement of Merger in the name and on behalf of the Corporation and to deliver a duly executed copy thereof to IVT Delaware, Inc.

                  RESOLVED FURTHER, that upon the shareholders of the Corporation approving the principal terms of the proposed Agreement of Merger in the manner required by the General Corporation Law of Delaware, the officers of the Corporation are directed to execute, acknowledge, file and record such instruments and do such other acts in the name and on behalf of the Corporation as may be necessary or proper to fully perform the terms and conditions of the Agreement of Merger.

                                     Omnibus
                                     -------

                  RESOLVED: That each of the officers of this Company be, and each hereby is, authorized and directed to execute all documents and take all such actions as may be necessary and proper for the Company to carry out its obligations and consummate the transactions contemplated in the foregoing resolutions.

         This action may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.



                                                  ------------------------------
                                                  Earl Mincer, Director


                                                  /s/ Eric Walters
                                                  ------------------------------
                                                  Eric Walters, Director


                                                  /s/ Richard Lang
                                                  ------------------------------
                                                  Richard Lang, Director

                                     Omnibus
                                     -------

                  RESOLVED: That each of the officers of this Company be, and each hereby is, authorized and directed to execute all documents and take all such actions as may be necessary and proper for the Company to carry out its obligations and consummate the transactions contemplated in the foregoing resolutions.

         This action may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.


                                                  /s/ Earl Mincer
                                                  ------------------------------
                                                  Earl Mincer, Director



                                                  ------------------------------
                                                  Eric Walters, Director



                                                  ------------------------------
                                                  Richard Lang, Director

                           RESOLUTIONS ADOPTED BY THE
                     WRITTEN CONSENT OF THE SHAREHOLDERS OF
                               TIME SHIFT TV, INC.

                                  July 26, 1999

         The undersigned, constituting of the Shareholders of Time Shift TV, Inc., a Delaware corporation (this "Corporation"), and acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law, hereby adopt the following resolutions effective as of July 26, 1999:


                  WHEREAS, the Board of Directors of the Corporation has approved the proposed Plan and Agreement of Merger pursuant to the agreement attached hereto as Exhibit A, which constitutes a plan of reorganization in the form of a statutory merger as described in section 368(a) of the Internal Revenue Code of 1986; and

                  WHEREAS,   it  is  deemed  in  the  best   interests   of  the
         shareholders of the Corporation that the terms and conditions of such Agreement of Merger be approved and performed, be it:

                  RESOLVED, that the principal terms of the proposed merger and the Agreement of Merger between the Corporation, IVT Delaware, Inc., and Instant Video Technologies, Inc. are approved in the form attached hereto as Exhibit A.

                  RESOLVED FURTHER, that the Board of Directors and officers of the Corporation are authorized on behalf of the Corporation to take such actions and execute, acknowledge, verify and file such documents as may be necessary of convenient to carry out and perform such Agreement of Merger.



                                                    /s/ Richard Lang
                                                    ----------------------------
                                                    Richard Lang


                                                    ----------------------------
                                                    Earl Mincer


                                                    /s/ Eric Walters
                                                    ----------------------------
                                                    Eric Walters

                           RESOLUTIONS ADOPTED BY THE
                     WRITTEN CONSENT OF THE SHAREHOLDERS OF
                               TIME SHIFT TV, INC.

                                  July 26, 1999

         The undersigned, constituting of the Shareholders of Time Shift TV, Inc., a Delaware corporation (this "Corporation"), and acting by written consent without a meeting pursuant to Section 141(f) of the Delaware General Corporation Law, hereby adopt the following resolutions effective as of July 26, 1999:


                  WHEREAS, the Board of Directors of the Corporation has approved the proposed Plan and Agreement of Merger pursuant to the agreement attached hereto as Exhibit A, which constitutes a plan of reorganization in the form of a statutory merger as described in section 368(a) of the Internal Revenue Code of 1986; and

                  WHEREAS,   it  is  deemed  in  the  best   interests   of  the
         shareholders of the Corporation that the terms and conditions of such Agreement of Merger be approved and performed, be it:

                  RESOLVED, that the principal terms of the proposed merger and the Agreement of Merger between the Corporation, IVT Delaware, Inc., and Instant Video Technologies, Inc. are approved in the form attached hereto as Exhibit A.

                  RESOLVED FURTHER, that the Board of Directors and officers of the Corporation are authorized on behalf of the Corporation to take such actions and execute, acknowledge, verify and file such documents as may be necessary of convenient to carry out and perform such Agreement of Merger.




                                                    ----------------------------
                                                    Richard Lang


                                                    /s/ Earl Mincer
                                                    ----------------------------
                                                    Earl Mincer


                                                    ----------------------------
                                                    Eric Walters

                      RESOLUTIONS ADOPTED BY THE UNANIMOUS
                  WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF
                        INSTANT VIDEO TECHNOLOGIES, INC.

                                  July 26, 1999

         The undersigned, constituting all of the members of the Board of Directors of Instant Video Technologies, Inc., a California corporation (this "Corporation"), and acting by written consent without a meeting pursuant to
Section 141(f) of the Delaware General Corporation Law, hereby adopt the following resolutions effective as of July 26, 1999:

                               APPROVAL OF MERGER
                               ------------------

                  WHEREAS, the Board of Directors of the Corporation has discussed a proposed Plan and Agreement of Merger of Time Shift TV, Inc. into IVT Delaware, Inc., this Corporation's subsidiary, pursuant to a plan of reorganization in the form of a statutory merger using the stock of this Corporation as described in section 368(a) of the Internal Revenue Code of 1986, a copy of which agreement is attached hereto as Exhibit A; and

                  WHEREAS, the Board of Directors deems it to be in the best interests of the corporation and its shareholders that such Agreement of Merger be approved and that Time Shift TV, Inc. merge with and into IVT Delaware, Inc.

                  RESOLVED, that the terms and conditions of the proposed Agreement of Merger between this Corporation, IVT Delaware, Inc., and Time Shift TV, Inc. are approved in substantially the form attached hereto as Exhibit A with such nonmaterial changes thereto as the officers of this Corporation deem necessary and appropriate to accomplish the proposed merger.

                  RESOLVED FURTHER, that the President and Secretary of the Corporation are directed to execute and acknowledge said Agreement of Merger in the name and on behalf of the Corporation and to deliver a duly executed copy thereof to Time Shift TV, Inc. and IVT Delaware, Inc.

                                     Omnibus
                                     -------

                  RESOLVED: That each of the officers of this Company be, and each hereby is, authorized and directed to execute all documents and take all such actions as may be necessary and proper for the Company to carry out its obligations and consummate the transactions contemplated in the foregoing resolutions.

         This action may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.


                                                    /s/ Joe Barletta
                                                    ----------------------------
                                                    Joe Barletta



                                                    ----------------------------
                                                    Ossie Kilkenny



                                                    ----------------------------
                                                    Richard Lang



                                                    ----------------------------
                                                    John Micek



                                                    ----------------------------
                                                    Brian Murphy

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.



                                                    ----------------------------
                                                    Joe Barletta


                                                    /s/ Ossie Kilkenny
                                                    ----------------------------
                                                    Ossie Kilkenny



                                                    ----------------------------
                                                    Richard Lang



                                                    ----------------------------
                                                    John Micek



                                                    ----------------------------
                                                    Brian Murphy

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.



                                                    ----------------------------
                                                    Joe Barletta



                                                    ----------------------------
                                                    Ossie Kilkenny


                                                    /s/ Richard Lang
                                                    ----------------------------
                                                    Richard Lang



                                                    ----------------------------
                                                    John Micek



                                                    ----------------------------
                                                    Brian Murphy

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.



                                                    ----------------------------
                                                    Joe Barletta



                                                    ----------------------------
                                                    Ossie Kilkenny



                                                    ----------------------------
                                                    Richard Lang


                                                    /s/ John Micek
                                                    ----------------------------
                                                    John Micek



                                                    ----------------------------
                                                    Brian Murphy

         IN WITNESS WHEREOF, this Unanimous Written Consent has been executed by the undersigned to be effective as of the date set forth above.




                                                    ----------------------------
                                                    Joe Barletta



                                                    ----------------------------
                                                    Ossie Kilkenny



                                                    ----------------------------
                                                    Richard Lang



                                                    ----------------------------
                                                    John Micek


                                                    /s/ Brian Murphy
                                                    ----------------------------
                                                    Brian Murphy

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and attested to as of the date first written above.

         Target:

         Time Shift TV, Inc.,
         a Delaware corporation



         By: /s/ Richard Lang
             --------------------------
             Richard Lang, President


         Shareholders


         /s/ Richard Lang
         -------------------------------
         Richard Lang



         /s/ Eric Walters
         -------------------------------
         Eric Walters



         -------------------------------
         Earl Mincer

         Parent

         Instant Video Technologies, Inc.,
         a California corporation


         By  /s/ Richard Lang
             --------------------------
             Richard Lang, Chairman and CEO


         Merger Subsidiary

         IVT, Delaware
         a Delaware corporation



         By  /s/ Richard Lang
             --------------------------
             Richard Lang, President

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and attested to as of the date first written above.

         Target:

         Time Shift TV, Inc.,
         a Delaware corporation



         By:
             --------------------------
             Richard Lang, President


         Shareholders



         -------------------------------
         Richard Lang




         -------------------------------
         Eric Walters


         /s/ Earl Mincer
         -------------------------------
         Earl Mincer

         Parent

         Instant Video Technologies, Inc.,
         a California corporation


         By
             --------------------------
             Richard Lang, Chairman and CEO


         Merger Subsidiary

         IVT, Delaware
         a Delaware corporation


         By
             --------------------------
             Richard Lang, President